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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              GETTHERE.COM, INC.
            (Exact Name of Registrant as Specified in Its Charter)


              Delaware                                    93-1184437
             (State of                                 (I.R.S. Employer
     Incorporation or Organization)                 Identification Number)


         4045 Campbell Avenue
            Menlo Park, CA                                    94025
(Address of Principal Executive Offices)                   (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:

                                   333-87161
                                   ---------
                                (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                Name of Each Exchange on Which
      to be so Registered                Each Class is to be Registered

        Not Applicable                           Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.0001 par value

                               (Title of class)
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Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

          Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-87161).

Item 2.   Exhibits.
          --------

          Exhibit

          Number     Description
          ------     -----------

           3.1 Certificate of Incorporation of Registrant, as amended to date-incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-87161).

           3.2 Form of Restated Certificate of Incorporation of Registrant to be filed upon the closing of the Registrant's initial public offering-incorporated herein by reference to Exhibit
                     3.2 to the Company's Registration Statement on Form S-1 (File No. 333-87161).

           3.3       Bylaws of Registrant-incorporated herein by reference to
                     Exhibit 3.4 to the Company's Registration Statement on Form S-1 (File No. 333-87161).

           4.1 Amended and Restated Investors' Rights Agreement - incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1 (File No. 333-87161)

           4.2 Specimen Certificate of Registrant's Common Stock-incorporated herein by reference to Exhibit 4.2 to the Company's Registration Statement of Form S-1 (File No. 333-87161).
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        GETTHERE.COM, INC.

Date:  November 15, 1999                By: /s/ Kenneth R. Pelowski
                                           ------------------------------------
                                           Kenneth R. Pelowski
                                           Chief Operating Officer and Chief
                                           Financial Officer